Carillon
                                      Capital
                                       Fund
                                        of
                                     Carillon
                                    Investment
                                       Trust


                                     SemiAnnual
                                       Report
                                    April 30, 1999

Carillon Investment Trust - Carillon Capital Fund
SEMIANNUAL REPORT - A MESSAGE FROM THE PORTFOLIO MANAGER

April 30, 1999

Financial Markets

Stock prices moved nicely higher during the last six months with the Dow Jones Industrial Average leading the charge. From October 31, 1998 to April 30, 1999, the Dow Jones steadily rose from just below 8,600 to just under 10,800, providing a 26.6% return. Other indexes such as the S&P 500 and the Russell 2000 also provided excellent returns of 22.3% and 15.2%, respectively, but paled in comparison to the Dow. Continued strong economic growth and high levels of corporate profitability propelled the market higher during the period.

While stock prices were rising, so were interest rates. The interest rate on the 5 year treasury note rose nearly 1% during the period, from 4.23% to 5.21%. Interest rates on longer maturity bonds rose as well, but to a lesser extent. For example, the rate on the 10 year note increased roughly 75 basis points from 4.60% to 5.34%, while the interest rate on the 30 year bond increased over 50 basis points from 5.15% to 5.66%. Clearly, bond investors were less excited about the strong growth in the economy than were stock market investors. The only saving grace for bond market investors during the period came in the form of tightening spreads in corporate and mortgage-backed securities. The spread tightening in these sectors helped cushion the blow slightly.



Asset Allocation

The table below illustrates that the asset allocation of the Carillon Capital Fund has been fairly consistent over the last two years and has been decidedly bearish when compared to the "Normal" allocation shown at the far right side of the table. During the most recent period, the percentage of common stocks was decreased as the stock market rose. Likewise, the percentage of bonds was increased as that market declined. Cash was held relatively constant, awaiting future investment opportunities.


Effective March 18, 1999, a new portfolio manager was named to manage the Carillon Capital Fund. Although massive immediate changes to the historical asset allocation percentages shown below are unlikely, it is likely that cash balances will be reduced and the allocation of assets will trend toward the "Normal" allocations shown below.



Asset Category   4/30/99   10/31/98   5/31/98   10/31/97   Normal
-----------------------------------------------------------------
Common Stocks      38%        45%       36%        37%        60%
Bonds              38%        34%       40%        37%        30%
Cash               24%        21%       24%        26%         7%
-----------------------------------------------------------------
                  100%       100%      100%       100%       100%


Performance


The Fund's total return over the last six months is disappointing and is a direct result of the Fund's high cash balances and under weighting of common stocks in its asset allocation. In addition, the stocks that are held in the Fund are typically small-cap stocks which correlated more with the Russell 2000 Index returns, rather than the Dow Jones or the S&P 500 Index returns.

As we look to the future, it is likely that the high percentage of cash held in the Fund will be reduced and that the asset allocation will trend toward the "Normal" asset allocation shown on the previous page. The percentage of stocks will likely increase, while the percentage of bonds may decline slightly. The rate at which the asset allocation shift takes place will be determined by the direction, and magnitude, of movement in the stock and bond markets.



Outlook

As is often the case, the outlook for both the stock and bond markets is uncertain. The benefits the stock market is deriving from a strong economy are being somewhat offset by higher interest rates currently. Meanwhile, the bond market is grappling with the prospect of a more restrictive Federal Reserve in the face of limited inflationary data and falling commodity prices, save for oil. All in all, both the stock and bond market will likely remain volatile. In this environment, we will attempt to take advantage of short-term opportunities as they arise, while moving toward the "Normal" asset allocation of the Fund.

We appreciate the confidence you have placed in the Carillon Capital Fund and will endeavor to provide you with solid performance in the future.



                        Sincerely,

                        /s/ Gary R. Rodmaker

                        Gary R. Rodmaker
                        Portfolio Manager
                        June 1, 1999

This report was prepared for Carillon Capital Fund of Carillon Investment Trust shareholders and may be distributed to others if preceded or accompanied by a current prospectus.

CARILLON CAPITAL FUND
STATEMENT OF ASSETS AND LIABILITIES
=============================================================
April 30, 1999
(Unaudited)

ASSETS
Investments in securities, at value (cost $21,859,217)       $21,363,243
  Receivable for investment securities sold                       74,806
  Interest and dividends receivable                              199,596
  Prepaid expenses                                                 5,885
                                                             -----------
                                                              21,643,530
                                                             -----------
LIABILITIES
  Investment advisory fees                                        13,036
  Portfolio accounting and custody fees                           10,116
  Professional fees                                                7,834
  Transfer agency fees                                             7,223
  Printing expenses                                                4,991
  Trustees' fees and expenses                                      2,497
  Other                                                              128
                                                              ----------
                                                                  45,825
                                                              ----------
NET ASSETS
  Paid-in capital                                             22,018,027
  Accumulated undistributed net investment income                109,956
  Accumulated undistributed net realized gain / (loss)           (34,304)
  Unrealized depreciation, net                                  (495,974)
                                                             -----------
                                                             $21,597,705
                                                             ===========
Shares outstanding (without par value,
 unlimited authorization)                                      2,121,270
                                                             ===========
Net asset value and redemption price per share               $     10.18
                                                             ===========
Offering price per share
 (Net asset value per share/.95)*                            $     10.72
                                                             ===========


* A sales charge of 5% is imposed on investments of less than $50,000. Reduced sales charges apply for investments in excess of this amount.

CARILLON CAPITAL FUND
STATEMENT OF OPERATIONS
===========================================================
For the Six Months Ended April 30, 1999
(Unaudited)

INVESTMENT INCOME
  Interest                                                     $ 391,458
  Dividends                                                      169,053
                                                               ---------
                                                                 560,511
                                                               ---------

EXPENSES
  Investment advisory fees                                        81,753
  Portfolio accounting fees                                       16,616
  Trustees' fees and expenses                                     14,393
  Professional fees                                               11,062
  Transfer agency fees                                            10,714
  Other                                                            7,029
  Registration and filing fees                                     6,914
  Custodial fees and expenses                                      4,275
                                                               ---------
                                                                 152,756
                                                               ---------
NET INVESTMENT INCOME                                            407,755
                                                               ---------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain / (loss) on investments                      (58,061)
  Net change in unrealized appreciation/
 (depreciation) of investments                                   159,156
                                                               ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                  101,095
                                                               ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 508,850
                                                               =========

The accompanying notes are an integral part of the financial statements.

CARILLON CAPITAL FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================

                                         Six Months Ended     Year Ended
                                          April 30, 1999  October 31, 1998
                                            -----------      -----------
                                            (Unaudited)
  OPERATIONS
  Net investment income                     $   407,755      $ 1,411,640
  Net realized gain/(loss) on investments       (58,061)       1,486,735
  Net change in unrealized appreciation/
  (depreciation) of investments                 159,156       (4,011,749)
                                            -----------      -----------
                                                508,850       (1,113,374)
                                            -----------      -----------
  DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                        (418,031)      (1,587,079)
  Net realized gain on investments           (1,472,594)      (3,605,844)
                                            -----------      -----------
                                             (1,890,625)      (5,192,923)
                                            -----------      -----------
  FUND SHARE TRANSACTIONS
  Proceeds from shares sold                       2,194           15,451
  Issued in reinvestment of dividends         1,890,424        5,192,603
  Payments for shares redeemed               (1,466,368)     (23,465,674)
                                            -----------      -----------
                                                426,250      (18,257,620)
                                            -----------      -----------
  Net increase/(decrease) in net assets        (955,525)     (24,563,917)

  NET ASSETS
    Beginning of period                      22,553,230       47,117,147
                                            -----------      -----------

     End of period                          $21,597,705      $22,553,230
                                            ===========      ===========
UNDISTRIBUTED NET INVESTMENT INCOME             109,956      $   115,884
                                            ===========      ===========

FUND SHARE TRANSACTIONS:
    Sold                                            206            1,283
    Issued in reinvestment of dividends         186,935          429,389
    Redeemed                                   (142,259)      (1,866,390)
                                            -----------      -----------

Net increase/(decrease) from
 fund share transactions                         44,882       (1,435,718)
                                            ===========      ===========

The accompanying notes are an integral part of the financial statements.

Carillon Capital Fund
Schedule of Investments
=========================================================
APRIL 30, 1999
(Unaudited)
COMMON STOCKS - 34.55%

                                                    SHARES      VALUE
BANKING AND FINANCIAL SERVICES - 3.38%
  First Bell Bancorp, Incorporated                       5,000  $    96,250
  Investment Technology Group*                          11,000      380,875
  Jefferies Group, Incorporated                         11,000      251,625
                                                                -----------
                                                                    728,750
                                                                -----------
 CAPITAL GOODS - 1.68%
  Lindsay Manufacturing Company                          7,585      161,655
  LSI Industries                                        10,000      200,000
                                                                -----------
                                                                    361,655
                                                                -----------
CONSUMER CYCLICAL - 2.91%
  National RV Holdings, Incorporated*                   10,000      258,750
  Newmark Homes Corporation*                            20,000      132,500
  Travis Boats & Motors, Incorporated*                  15,000      238,125
                                                                -----------
                                                                    629,375
                                                                -----------
CONSUMER NON-DURABLE - 6.21%
  Anchor Gaming*                                         3,500      165,375
  Charoen Pokphand Feedmill ADR*                        21,025      108,769
  Invacare Corporation                                   9,000      208,125
  Maxwell Shoe Company, Incorporated*                   16,000      126,000
  Nautica Enterprises, Incorporated*                     2,380       32,279
  Landry's Seafood Restaurants, Incorporated*           25,000      203,125
  Richfood Holdings, Incorporated*                      10,000      125,000
  Schlotzsky's, Incorporated*                           20,000      227,500
  Scientific Games Holdings Corporation*                 9,000      144,000
                                                                -----------
                                                                  1,340,173
                                                                -----------
ENERGY - 3.03%
  Basin Exploration, Incorporated*                      11,000      188,375
  Callon Petroleum Company*                             10,000      109,375
  Giant Industries, Incorporated*                        9,500       91,438
  Marine Drilling Company, Incorporated*                14,000      240,625
  Miller Exploration Company*                           17,200       24,725
                                                                -----------
                                                                    654,538
                                                                -----------
MANUFACTURING - 3.48%
  Champion Enterprises, Incorporated*                   10,000      185,625
  CompX International, Incorporated*                    10,000      150,000
  Lindberg Corporation                                  10,300      121,025
  Omniquip International, Incorporated                  16,000      202,000
  Zindart Limited ADR*                                  13,000       92,625
                                                                -----------
                                                                    751,275
                                                                -----------
REAL ESTATE - 8.44%
  Cornerstone Realty Income Trust, Incorporated         18,000      178,874
  FelCor Lodging, Incorporated                           7,300      174,743
  Healthcare Realty Trust                                5,400      117,787
  Mills Corporation                                      7,000      136,937
  Pacific Gulf Properties                               10,000      208,125
  Parkway Properties, Incorporated                       5,500      159,500
  Prime Retail, Incorporated                            12,000      103,500
  Storage USA, Incorporated                              7,000      224,875
  Trinet Corporate Realty Trust, Incorporated            8,200      224,987
  United Investor Realty Trust, Incorporated             7,400       57,350
  Winston Hotels, Incorporated                          24,300      236,925
                                                                -----------
                                                                  1,823,603
                                                                -----------

TECHNOLOGY - 3.27%
  Faro Technologies, Incorporated*                      30,000      146,250
  Nam Tai Electronics, Incorporated                     15,000      149,063
  SPSS, Incorporated*                                   11,000      189,750
  Vtech Holdings Limited ADR                             6,500      222,253
                                                                -----------
                                                                    707,316
                                                                -----------
TRANSPORTATION - 2.15%
  Gulfmark Offshore, Incorporated*                       9,000      153,000
  Midwest Express Holdings*                             10,000      312,500
                                                                -----------
                                                                    465,500
                                                                -----------

  Total Common Stock  (cost $7,801,053)                           7,462,185
                                                                -----------

FOREIGN COMMON STOCK - 3.34%

HONG KONG - 1.65%
  Glorious Sun Enterprises Limited                   1,138,000      193,815
  Techtronic Industries                                849,400      162,198
                                                                -----------
                                                                    356,013
                                                                -----------
MALAYSIA - 1.69%
  Bumi Armada Berhad*                                  150,000       79,895
  Road Builder Holdings BHD                            248,000      284,547
                                                                -----------
                                                                    364,442
                                                                -----------

  Total Foreign Common Stock  (cost $839,110)                       720,455
                                                                -----------
WARRANTS AND RIGHTS - .01%

TECHNOLOGY - .01%
  Nam Tai Electronics, Incorporated                      4,001        3,251
                                                                -----------
  Total Warrants and Rights  (cost $12,117)                           3,251
                                                                -----------

U.S. TREASURY OBLIGATIONS - 24.28%                  PRINCIPAL        VALUE
 U.S. TREASURY NOTES - 24.28%
      4.250% due 11/15/03                           $2,250,000   $2,160,000
      5.875% due 11/15/05                            3,000,000    3,083,439
                                                                -----------
Total U.S. Treasury Notes (cost $5,279,487)                       5,243,439
                                                                -----------
MORTGAGE-BACKED SECURITIES - 3.34%

FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.58%
  7.500% due 06/01/07                                   28,444       28,757
  8.250% due 03/01/12                                   70,948       73,676
  8.500% due 03/01/16                                   89,320       94,606
  7.500% due 07/01/17                                   25,219       25,941
  11.000% due 04/01/19                                  68,019       75,003
  10.500% due 05/01/19                                  85,419       93,849
  11.000% due 11/01/19                                 150,856      166,345
                                                                -----------
                                                                    558,177
                                                                -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - .06%
    9.500% due 09/01/05  12,381                                      12,940
                                                                -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - .70%
   9.000% due 11/15/16                                  69,749       75,212
   9.500% due 05/15/18                                  22,788       24,603
   9.000% due 12/15/19                                  47,364       50,907
                                                                -----------
                                                                    150,722
                                                                -----------
Total Mortgage-Backed Securities (cost $688,710)                    721,839
                                                                -----------
CORPORATE BONDS AND NOTES - 9.41%

AEROSPACE & DEFENSE - 2.49%
  Lockheed Martin Notes (7.700% due 06/15/08)          500,000  $   538,056
                                                                -----------

CONGLOMERATE - 2.28%
  Hutchison Whampoa (6.950% due 08/01/07)              500,000      492,560
                                                                -----------
ENERGY - 4.64%
  Gulf Canada Resources (8.350% due 08/01/06)          500,000      510,000
  TE Products Pipeline (7.510% due 01/15/28)           500,000      491,422
                                                                -----------
                                                                  1,001,422
                                                                -----------
  Total Corporate Bonds (cost $2,058,704)                         2,032,038
                                                                -----------

SHORT-TERM INVESTMENTS - 23.98%

VARIABLE RATE DEMAND NOTES <F1> - 23.98%
  American Family Financial Services
 (4.499% due 12/31/31)                                 915,516      915,516
  Firstar Bank (4.653% due 12/31/31)                 1,015,000    1,015,000
  General Mills Incorporated (4.508% due 12/31/31)     991,937      991,937
  Pitney Bowes Credit Corporation
(4.508% due 12/31/31)                                  571,221      571,221
  Sara Lee  (4.503% due 12/31/31)                      611,135      611,135
  Warner Lambert (4.499% due 12/31/31)                 146,495      146,495
  Wisconsin Electric Power Corporation
 (4.573% due 12/31/31)                                 928,732      928,732
                                                                -----------
                                                                  5,180,036
                                                                -----------

Total Short-Term Investments (cost $5,180,036)                    5,180,036
                                                                -----------

TOTAL INVESTMENTS -  98.91% (cost $21,859,217) <F2>               21,363,243
                                                                -----------

OTHER ASSETS AND LIABILITIES - 1.09%                                234,462
                                                                -----------

TOTAL NET ASSETS - 100.00%                                      $21,597,705
                                                                ===========


*Non-income producing
(ADR) American Depository Receipt

<F1>  Interest rates vary periodically based on current market rates.  The maturity shown for each variable rate demand note is the later of the next scheduled interest rate adjustment date or the date on which principal can be recovered through demand. Information as of April 30, 1999.

<F2> Represents cost for income tax purposes which is substantially the same for financial reporting purposes Gross unrealized appreciation and depreciation of securities as of April 30,1999 was $1,066,618 and ($1,562,592), respectively.

CARILLON CAPITAL FUND
NOTES TO FINANCIAL STATEMENTS
==========================================================
April 30, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Carillon Capital Fund (the Fund) is a series of Carillon Investment Trust (the Trust) registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest total return through a combination of income and capital appreciation consistent with the reasonable risks associated with an investment portfolio of above average quality by investing in equity securities, debt instruments, and money market instruments.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation - Securities traded on securities exchanges (including securities traded in both the over-the-counter market and on an exchange), or listed on the NASDAQ National Market System, are valued at the last sales price as of the close of the New York Stock Exchange on the day of valuation, or if there were no reported sales on that date, the last bid price. Securities traded only in the over-the-counter market are valued at the last bid price, as of the close of trading on the New York Stock Exchange, quoted by brokers that make markets in the securities. Other securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees. Money market instruments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market.

Securities transactions and investment income - Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. All accretion of discounts is recognized currently under
the effective interest method.   Amortization of premiums is
recognized currently under the straight-line method. Gains and losses on sales of investments are calculated on the identified cost basis for financial reporting and tax purposes. The cost of investments is substantially the same for financial reporting and tax purposes.

Federal taxes - It is the intent of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains. Therefore, no provision for income or excise taxes has been recorded.

Dividends and capital gains distributions - Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed periodically, no less frequently than annually. Dividends from net investment income and capital gains distributions are recorded on the ex-dividend date. All dividends and distributions are automatically reinvested in additional shares of the Fund at the net asset value per share unless the shareholder requests such dividends and distributions be paid in cash.

The amount of dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

NOTE 2 - TRANSACTIONS WITH AFFILIATES

Investment advisory fees - The Fund pays investment advisory fees to Carillon Advisers, Inc. (the Adviser) under terms of an Investment Advisory Agreement. Certain officers and directors of the Adviser are affiliated with the Fund. The Fund pays the Adviser, as full compensation for all services and facilities furnished, a monthly fee computed on a daily basis, at an annual rate of .75% of the first $50,000,000, .65% of the next $100,000,000, and .50% of all amounts over $150,000,000 of the net assets of the Fund.

The Investment Advisory Agreement provides that if, in any calendar quarter, the total of all ordinary business expenses applicable to the Trust should exceed the expense limitations as required by any applicable state law, the Adviser will reimburse the Trust for such excess. No such reimbursements were required for the periods presented in the financial statements.

In addition to providing investment advisory services, the Adviser is responsible for providing certain administrative functions to the Fund. The Adviser has entered into an Administration Agreement with Carillon Investments, Inc. (the Distributor) under which the Distributor furnishes substantially all of such services for an annual fee of .20% of the Fund's average net assets. The fee is borne by the Adviser, not the Fund.

Distribution agreement - The Distributor serves as the principal underwriter of the shares of the Trust pursuant to a Distribution Agreement with the Trust. Under the terms of this agreement, the Distributor will pay all expenses related to selling and distributing the Trust's shares, including preparing, printing and mailing sales materials. The Distributor receives a percentage of the offering price of fund shares sold to unaffiliated parties ranging from 5% on investment of less that $50,000 to .5% on investments in excess of $2,500,000.

Other - At April 30, 1999, The Union Central Life Insurance Company owned 2,062,794 shares (97.24%) of the Fund and therefore is a controlling person of the Fund and is able to cast a deciding vote on matters submitted to a vote of the Fund's shareholders.

Union Central owns all of the outstanding stock of Carillon
Investments, Inc. and Carillon Advisers, Inc.

Each trustee who is not affiliated with the Adviser receives fees from the Trust for services as a trustee.

NOTE 3 - SUMMARY OF PURCHASES AND SALES OF INVESTMENTS

Purchases and sales of securities for the year ended April 30, 1999, excluding short-term securities, follow:

                           Cost of Purchases Proceeds from Sales
                           ----------------- -------------------
Common Stocks                 $ 1,254,552         $ 4,799,887
U.S. Government Securities      5,279,238           2,421,234
Corporate Bonds                   797,198           1,901,270
                              -----------         -----------
                              $ 7,330,988         $ 9,122,391
                              ===========         ===========

NOTE 4 - FINANCIAL HIGHLIGHTS

Computed on the basis of a share of capital stock outstanding throughout the period.

                  Six Months Ended
                    April 30, 1999           Year ended October 31,
                  ----------------  ------------------------------------------
                      (Unaudited)   1998     1997     1996     1995     1994
                    --------------  ----     ----     ----     ----     ----
Net Asset Value,
Beginning of period        $ 10.86  $ 13.42  $ 13.75  $ 12.70  $ 13.01  $ 13.00
                           -------  -------  -------  -------  -------  -------

Investment Operations:
Net investment income          .20      .57      .51      .60      .52      .35
Net realized and
unrealized gain                .03    (1.51)     .75     1.17      .73      .16
                           -------  -------  -------  -------  -------  -------
Total from
Investment Operations          .23     (.94)    1.26     1.77     1.25      .51
                           -------  -------  -------  -------  -------  -------
Distributions:
Net investment income         (.20)    (.59)    (.52)    (.60)    (.51)   (.32)
Net realized gain             (.71)   (1.03)   (1.07)    (.12)   (1.05)   (.18)
                           -------  -------  -------  -------  -------  -------
Total Distributions           (.91)   (1.62)   (1.59)    (.72)   (1.56)   (.50)
                           -------  -------  -------  -------  -------  -------
Net Asset Value,
End of period               $10.18   $10.86   $13.42   $13.75   $12.70   $13.01
                           =======  =======  =======  =======  =======  =======
Total Return <F1>            2.25%  (7.77%)    9.94%   14.38%   10.88%    4.56%

Ratios/Supplemental Data:
Net Assets,
End of period (000's)      $21,598  $22,553  $47,117  $42,871  $46,644  $41,849

Ratio of Expenses to
Average Net Assets           1.41%    1.11%    1.00%    1.02%    1.01%    1.05%

Ratio of Net Investment
Income to Average
Net Assets                   3.76%    4.02%    3.95%    4.52%    4.44%    3.89%

Portfolio Turnover Rate     89.54%   75.47%   45.40%   47.43%   42.07%   53.20%

<F1>  Assumes sales load is not imposed on either initial investment or reinvestment of distributions.